[logo - American Funds(sm)]

The right choice for the long term(sm)

U.S. GOVERNMENT SECURITIES FUND

BONDS IN THE BIG PICTURE

Annual Report for the year ended August 31, 2001

[close-up photograph of a government building]


U.S. GOVERNMENT SECURITIES FUND(SM)

U.S. Government Securities Fund is one of the 29 American Funds,(sm) the nation's third-largest mutual fund family. For seven decades, Capital Research and Management Company,(sm) the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

U.S. Government Securities Fund seeks high current income, consistent with prudent investment risk and preservation of capital, by investing primarily in obligations backed by the full faith and credit of the United States Government.


RESULTS AT A GLANCE (WITH ALL DISTRIBUTIONS REINVESTED)
CLASS A SHARES (AS OF AUGUST 31, 2001)

                                                  Average            Total return
                                                  annual
                                                  compound
                                                  return

One year                                          -                  +10.76%
Five years                                        +7.24%             + 41.85
Ten years                                         +6.90              + 94.92
Lifetime (since October 17, 1985)                 +7.69              +224.04

Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated. Here are the average annual compound returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2001 (the most recent calendar quarter):

Class A shares
Reflecting 3.75% maximum sales charge

                       Average annual
                       compound return

One year                     +7.77%
Five years                   +6.46
Ten years                    +6.48

Results for other share classes can be found on page 16.

The fund's 30-day yield for Class A shares as of September 30, 2001, calculated in accordance with the Securities and Exchange Commission formula, was 4.37%. The fund's distribution rate for Class A shares as of that date was 4.74%. The SEC yield reflects income the fund expects to earn based on its current portfolio of securities, while the distribution rate is based solely on the fund's past dividends. Accordingly, the fund's SEC yield and distribution rate may differ.

Please see the back cover for important information about other share classes.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY.

A COMMON LINK: You may have noticed a new American Funds logo in the upper left corner of the cover. The interlocking boxes have been adopted by the American Funds and all The Capital Group Companies(sm) to signify our common commitment to helping our mutual fund shareholders and institutional clients meet their investment goals.


FELLOW SHAREHOLDERS:
[photograph of clouds in the sky]

The American Funds family joins all Americans saddened by the tragic events of September 11. We extend our thoughts and prayers to the victims and to those who have suffered a loss of family and friends.

During the past fiscal year, dramatic changes in the investment landscape bolstered returns for U.S. Government Securities Fund. For the 12 months ended August 31, 2001, the fund posted a total return of 10.8%, assuming reinvestment of all distributions. Shareholders who reinvested monthly dividends totaling nearly 76 cents a share earned an income return of 6.1%. Those who opted to receive dividends in cash posted an income return of 5.9%.

The returns of your fund's benchmarks also reflect an overall improvement in government bond prices. For the same period, the average return of the 158 U.S. government bond funds tracked by Lipper Inc., with dividends reinvested, matched that of your fund. The unmanaged Lehman Brothers Government/Mortgage-Backed Securities Index (which does not include expenses) rose 11.7%, as did the unmanaged Salomon Smith Barney Treasury/Government Sponsored/Mortgage Index. Although these indexes are similar, we intend to use the Salomon Smith Barney Index as the fund's benchmark going forward, because we believe it offers a more appropriate comparison for the mix of securities held by the fund.

TREASURIES RISE AS ECONOMY SLOWS

Investors often seek the security of government bonds during periods of crisis or uncertainty. This was the case for much of the past fiscal year, during which net assets of the fund grew nearly 31% and our shareholder base expanded significantly.

The year began September 1, 2000, with long-term Treasury yields at about 5.7%, substantially lower than short-term Treasuries. This anomaly in the bond market
- long-term rates are typically higher than short-term rates - arose from a combination of technical and economic factors dominating the market in the first half of 2000. Budget surpluses had threatened to severely reduce the supply of Treasuries, raising the demand and prices particularly for long-term bonds. At the same time, the Federal Reserve Board's efforts to slow the economy through interest-rate hikes had lifted yields on short maturities to above 6%.

By September, the threat of inflation had receded as signs of slower economic growth and weaker corporate profits emerged. Declining stock prices and ongoing worries about the economy only increased investors' appetites for Treasuries. As a result, prices rose and yields fell across the Treasury maturity spectrum through the latter months of 2000. Although prices rose for agency debt and mortgage-backed bonds, they notably lagged behind the Treasury rally.

On January 3, the Federal Reserve surprised investors with a half-point cut in short-term interest rates. A second cut followed later that month as the Fed intensified its efforts to stimulate the economy. In total, the Fed reduced short-term rates seven times - to 3.5% from 6.5% - before the end of the fiscal year. Since then, two additional cuts, in September and October, have lowered rates to 2.5%.

Gains on short-term Treasuries outpaced those of long-term Treasuries during the second half of the fiscal year, reflecting the aggressive rate reductions by the Fed. Mortgage-backed bond prices improved during this period - but not as much as Treasuries -as investors began to reach for the higher yields offered by these securities. During the fiscal year, short-term interest rates posted the steepest decline, dropping nearly three percentage points. Long-term interest rates, by comparison, ended the year only 30 basis points (0.3%) lower. The diagrams on page 5 show a comparison of Treasury yields at the beginning and end of the fiscal year.

The fund's portfolio counselors adjusted holdings throughout the year in response to the changing economic outlook and interest-rate environment. In the first half of the year, they increased Treasury holdings relative to mortgage-backed bonds and agency debt. During the second half of the year, they reversed that strategy as mortgage-backed securities and agency debt grew steadily more attractive relative to Treasuries. Additionally, the fund increased its holdings of short and intermediate maturity debt in order to take advantage of the steady decline in short-term rates. This reduced the average life of the portfolio to 5.8 years from 7.7 years.


TAX INFORMATION FOR RESIDENTS OF CALIFORNIA, CONNECTICUT AND NEW YORK

State law provides that shareholders in these states may exclude from their state taxable income that portion of the fund's income dividends derived from certain qualifying government obligations but only if, at the end of each of the fund's fiscal quarters, at least 50% of the fund's assets were invested in qualifying obligations. In the past, the fund generally has invested more than 50% of its assets in qualifying obligations and thereby qualified that portion of its dividends for the income tax exclusion in these states.

Due to current spreads between qualifying obligations and other U.S. government securities, the fund does not expect to qualify for the exclusion in these states for the fiscal year ending August 31, 2002.


A REFUGE IN DIFFICULT TIMES

After ten years of extraordinary growth, the U.S. economy slowed precipitously in the past year. (On the following pages, we discuss the slowdown in more detail and highlight its effect on the bond market.) U.S. Government Securities Fund thrived during this period because of its extensive Treasury holdings and the enhanced yield of its agency and mortgage-backed debt. The fund's diversity of government securities not only provides a high degree of quality and low credit risk, but also offers a range of bond maturities and yields that can be adjusted to accommodate changes in interest rates.

The U.S. economy is the largest and most powerful in the world. We believe that it will eventually recover from this downturn and from the added blow to businesses affected by the recent attacks on our nation. The fund's investment professionals remain committed to preserving capital while seeking opportunities for current income and long-term appreciation. Since its inception sixteen years ago, the fund has returned an average of 7.7% a year, for a cumulative total return of 224%.

We appreciate your ongoing support and look forward to reporting to you again in six months.

Cordially,

/s/ Paul G. Haaga, Jr.
Paul G. Haaga, Jr.
Chairman of the Board

/s/ John H. Smet
John H. Smet
President

October 16, 2001


HOW A $10,000 INVESTMENT HAS GROWN (for the period October 17, 1985 to August 31, 2001, with dividends reinvested)
[begin mountain chart]

                Salomon Smith                 Lipper General
                       Barney         U.S.             U.S.           Consumer
              Treasury/Govern-   Government        Government             Price
               ment-Sponsoreds   Securities            Funds              Index     Original
Year         Mortgage Index (1)      Fund(3)       Average (2)    (inflation)(4)   Investment
10/17/85               $10,000       $9,625           $10,000           $10,000      $10,000
1986*                  $11,900      $10,888           $11,585           $10,092      $10,000
1987                   $12,029      $11,064           $11,499           $10,524      $10,000
1988                   $13,015      $11,993           $12,287           $10,948      $10,000
1989                   $14,707      $13,171           $13,614           $11,463      $10,000
1990                   $15,806      $14,240           $14,365           $12,107      $10,000
1991                   $18,102      $15,997           $16,278           $12,567      $10,000
1992                   $20,516      $18,085           $18,381           $12,962      $10,000
1993                   $22,688      $20,333           $20,342           $13,321      $10,000
1994                   $22,386      $19,576           $19,681           $13,707      $10,000
1995                   $24,841      $21,260           $21,636           $14,066      $10,000
1996                   $25,879      $21,983           $22,201           $14,471      $10,000
1997                   $28,397      $23,979           $24,206           $14,793      $10,000
1998                   $31,484      $26,304           $26,835           $15,032      $10,000
1999                   $31,736      $26,300           $26,509           $15,373      $10,000
2000                   $34,245      $28,153           $28,282           $15,897      $10,000
2001                   $38,265      $31,182           $31,364                        $10,000


/1/The index is unmanaged and does not reflect sales charges, commissions, or expenses.

/2/Calculated by Lipper Inc. The average does not reflect sales charges.

/3/Results reflect payment of the maximum sales charge of 3.75% on the $10,000 investment. Thus, the net amount invested was $9,625. As outlined in the prospectus, the sales charge is reduced for larger investments. The maximum sales charge was 4.75% prior to January 10, 2000. No adjustment has been made for income or capital gains taxes.

/4/Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

*For the period 10/17/85 to 8/31/86.

Here are the fund's average annual compound returns, with all distributions reinvested and assuming payment of the 3.75% maximum sales charge at the beginning of the stated periods. Sales charges are lower for accounts of $100,000 or more.

Past results are not predictive of future results.

Class A shares
Periods ended 8/31/01

One year   +6.58%
Five years +6.42
Ten years  +6.49
[end chart]



BONDS IN THE BIG PICTURE
[close-up photograph of person looking up to the sky with binoculars]

The past two years have provided a study in extremes for many investors: The U.S. economy achieved record levels of growth, then skidded into a downturn. In less than twelve months, the Federal Reserve Board shifted from hiking interest rates to aggressively lowering them. Stocks that once lifted markets to lofty levels have fallen dramatically in value, while bonds - once decried as stodgy
- have garnered fresh attention.

We asked two American Funds economists, Elizabeth O'Connor and Darrell Spence, to place these recent economic events in context and shed some light on current conditions, as altered by the tragic events of September 11. Thomas Hogh and John Smet, portfolio counselors for U.S. Government Securities Fund, joined the discussion, adding their perspectives on the bond market.

Q: WHAT CAUSED OUR ECONOMY TO COOL DOWN SO QUICKLY?

DARRELL: It wasn't one specific cause, but rather a few different events that combined to slow growth. In the first half of 2000, the economy was growing rapidly, but the pace of growth - near 5% annually - was unsustainable without risking inflation. The Federal Reserve raised interest rates in response to this excessive growth, and that was the first factor in slowing the economy. The second was rising energy costs, which started with gasoline prices soaring in the summer of 2000 and then continued into winter with higher heating oil and natural gas prices. The third event was the collapse of the technology bubble. As economic activity slowed down, companies decreased their purchase of computers and related products; demand for technology just disappeared. Production had to fall even more than demand, because inventories were so large in anticipation of strong demand continuing forever. That created excess capacity, something the economy is still working through now.

ELIZABETH: I agree. Rising energy prices hit consumers, but they also hit businesses and really took a bite out of corporate profits. It also became harder for companies to raise money in the equity and bond markets, as investors became more risk-averse. Revenue growth slowed and profit margins were squeezed. That forced companies to cut back on capital expenditures and workers. Prior to the devastating events of September 11, the unemployment rate had not risen dramatically, but initial and continuing jobless claims suggested unemployment would continue to rise in the near term. One consequence of the terrorist attacks is that the number of unemployed will undoubtedly continue to rise. This will reduce consumer confidence and spending in the near term. The Fed acted quickly by lowering the federal funds rate half a point on September 17 when the markets reopened, and has stated that it is prepared to shore up the U.S. economy with continued easing.

Q: WHAT EFFECT SHOULD THE INTEREST RATE CUTS HAVE ON THE ECONOMY?

THOMAS: To a very large extent, the Fed drives the economic cycle via its monetary policy. When the economy is overheating, the Fed tightens monetary policy by raising rates; and conversely, it eases, or lowers rates, when the economy is weakening.

DARRELL: Federal Reserve rate cuts directly affect short-term rates, but they usually translate into lower long-term rates, at least at the beginning of the easing cycle. Lower rates reduce borrowing costs for businesses and consumers, and they stimulate interest-rate sensitive sectors of the economy, such as housing and auto sales. Rate cuts also allow businesses to invest more, if loans are cheaper. The reason we have not seen as much of a boost from the Federal Reserve interest rate cuts this time around is because excess capacity within the technology sector prevents firms from investing, no matter how low interest rates go. This is one of the headwinds the Federal Reserve is facing. An additional issue has arisen: Consumers suffering from decreased confidence as a result of the attacks on September 11 may also be reluctant to purchase homes and autos - even with low interest rates. This is another reason the Federal Reserve has been unusually aggressive in cutting interest rates.

Q: WHAT EFFECT DO FEDERAL RESERVE RATE ACTIONS HAVE ON GOVERNMENT BOND PRICES?

JOHN: IT'S IMPORTANT TO REMEMBER THAT THE FED ONLY CONTROLS THE FEDERAL FUNDS rate, which is the rate at which banks lend each other money overnight.

THOMAS: Yes, the federal funds rate is the major policy tool. It influences market prices for short-term bonds, particularly Treasuries. It also influences long-term bonds, but to a lesser extent.

[Begin Sidebar]
FEDERAL FUNDS RATE HIKES AND CUTS: 2000-2001
[line chart]

February 2, 2000                            5.75%

March 2, 2000                               6.00%

May 16, 2000                                6.50%

January 3, 2001                             6.00%

January 31, 2001                            5.50%

March 20, 2001                              5.00%

April 18, 2001                              4.50%

May 15, 2001                                4.00%

June 27, 2001                               3.75%

August 21, 2001                             3.50%


Dates of Federal Reserve Board Actions
Source: Federal Reserve Board
[End Sidebar]

[photograph of lighthouse with "security" in a caption box]

ELIZABETH: Since the beginning of 2001, the Fed has lowered short-term rates by four percentage points including two half-point cuts after the terrorist attacks. Yields on short-term Treasuries have dropped about the same amount, driving up prices on those bonds. Long-term Treasuries, those with maturities ten years or longer, also rallied during the Fed easing, but not nearly as much. As a result, the yield curve became quite steep this year, with long maturities yielding over two percentage points more than short-term bills. Another factor propping up yields on long-term Treasuries is the overall supply of government debt. The budget surplus is quickly shrinking due to increased spending related to the relief effort and the "war on terrorism." Also, tax revenues are likely to be lower due to the slowing economy. Those factors have reduced expectations for further Treasury buybacks.

JOHN: Also, long-term Treasuries are more affected by inflation expectations and supply. We've had a record issuance in corporate bonds this year, most with 10-year maturities or longer. In addition, a lot of people refinanced their mortgages this year, which tends to increase the supply of longer-term debt and decrease the supply of short-term debt.

[Begin Sidebar]
[line charts]
Inverted yield curve 8/31/00

Maturity dates

3 month                                     6.255%

6 month                                     6.311%

2 year                                      6.074%

5 year                                      5.898%

10 year                                     5.677%

30 year                                     5.660%


Flat yield curve  2/28/01

Maturity dates

3 month                                     4.854%

6 month                                     4.690%

2 year                                      4.385%

5 year                                      4.654%

10 year                                     4.894%

30 year                                     5.313%


Positive yield curve  8/31/01

Maturity dates

3 month                                     3.362%

6 month                                     3.286%

2 year                                      3.625%

5 year                                      4.378%

10 year                                     4.830%

30 year                                     5.367%


Source: Bloomberg
[end charts]
[End Sidebar]


Q: WHAT ARE SOME OF THE REASONS BEHIND U.S. GOVERNMENT SECURITIES FUND'S ATTRACTIVE RETURNS OVER THE PAST FEW YEARS?

[close-up photograph of Status of Liberty torch with "stability" in caption box]

JOHN: It really started about three years ago, in 1998, with the Russian debt default and the hedge fund debacle. Those crises prompted a flight to safety and security, primarily to U.S. Treasuries and, to a certain extent, mortgage-backed securities. Then in 2000, the economy started weakening and the stock market declined dramatically. In volatile times, government bonds are considered a safe haven.

THOMAS: Interest rates normally come down when the economy slows, and the demand for capital decreases. Falling interest rates lift bond prices, particularly government bonds. At the same time, the default rates on corporate bonds increased in 2000 and 2001. That made people want to own Treasuries more than corporate bonds.

Q: IF BONDS DO WELL IN A WEAK ECONOMY, SHOULD INVESTORS SELL BONDS WHEN THE ECONOMY BEGINS TO STRENGTHEN?

ELIZABETH: There are several advantages to owning government bonds for the long term - among them, diversification, reduced volatility and returns that may compare more favorably given the lowered expectations for equity returns over the next two to three years. Equity returns over the next few years will likely be below the long-term average because of the high valuations they're starting from and the tougher environment for corporate profit growth.

DARRELL: That's true. Over the long term, corporate profits tend to grow at the same rate as the economy. In the current low inflation environment, that rate is probably 5%-6%. With that in mind, the nearly 6% yield that existed on ten-year government bonds just a year ago looked pretty competitive. Of course, yields have fallen quite a bit since then, partly due to sluggish economic growth, and partly due to a "flight to quality" following the terrorist attacks. Nonetheless, extended periods of remarkable equity returns are often followed by extended periods of lackluster returns, which is a pattern that fits our view of the fundamentals of profits and growth going forward.

Q: WHAT IS YOUR OUTLOOK FOR THE ECONOMY OVER THE NEXT YEAR OR SO?

DARRELL: Clearly the events of September 11 have introduced a lot of uncertainty into the economic outlook. What we do know is that economic activity, while showing tentative signs of recovery, was already weak prior to the attacks. The virtual shutdown of economic activity and associated layoffs that have occurred in the days following September 11 will most likely cause growth to turn negative in the third quarter, and perhaps the fourth quarter as well. While many analysts are looking to the 1990-1991 Gulf War to shape their outlooks, the economic conditions of that period were very different from today. Currently, the U.S. financial system is in good health, real estate prices are rising modestly, inflation is not an issue, the federal funds rate is at 2.5% and may head lower, and a large amount of fiscal stimulus is entering the system. Assuming no more negative events occur, these tailwinds could be setting the economy up for a fairly strong recovery - perhaps one that starts as early as late 2001.

[Begin Sidebar]
U.S. quarterly GDP growth: the past 2 years
[bar chart]
Q3 1999   4.7%
Q4 1999   8.3%
Q1 2000   2.3%
Q2 2000   5.7%
Q3 2000   1.3%
Q4 2000   1.9%
Q1 2001   1.3%
Q2 2001   0.2%
Source: Gross Domestic Product data, Bureau of Economic Analysis
[end chart]
[End Sidebar]


[photograph of women looking out to the sky with "vision" in caption box]

ELIZABETH: The time frame for a sustained recovery will likely be pushed out because of the unexpected shock to an already weakening U.S. economy and the reverberations on the rest of the world. Japan and some emerging market economies are already in recession. The largest economy in the euro-zone - Germany, which is about 30% of that region's output - is also reporting lackluster industrial production and reduced business and consumer confidence. I expect further weakening due to the September 11 attacks. While the rebound in economic activity will not materialize overnight, the basic ingredients for a global economic recovery are in place: Central banks around the world have and will continue to reduce short-term interest rates, inflation continues to moderate, and significant fiscal stimulus is being pumped into the system.

Q: WHAT EFFECT DO YOU SEE FROM THE WEAKNESS OVERSEAS?

ELIZABETH: Typically, when there are shocks to the global economy and markets, investors become more risk-averse and seek investments with lower volatility - a so-called flight to quality. The demand for U.S. Treasuries, from both foreigners and U.S. investors, will remain relatively strong, especially as we go through this period of heightened uncertainty and economic weakness.

Q: HOW CAN YOU, AS PORTFOLIO COUNSELORS AND ECONOMISTS, ADD VALUE FOR FUND SHAREHOLDERS?

JOHN: There are at least three things we can do. First, by talking to our economists and using the analytic work they produce, we can adjust the maturity structure of the fund, depending on where we see interest rates heading. For example, if we perceive that the Fed is going to ease, then we want to increase our weighting in short-term bonds to take advantage of that decline in short-term interest rates.

THOMAS: We also manage the fund's duration. Duration is a measure of a bond's price sensitivity to interest rate moves. We have a "Duration Strategy Team" made up of portfolio managers, analysts and economists for just that purpose. The team continuously studies the interest rate outlook and recommends an investment strategy to help the fund profit from expected changes in bond market prices.

JOHN: Another thing we can do is actively switch among mortgage-backed bonds, agency debt and Treasuries. So if mortgages become very cheap because of concerns about prepayments, we can sell some Treasury bonds and buy more mortgages. Finally, there is the specific credit research work that we do in a government fund. For example, we bought some federal agency construction bonds, where we actually loaned money to construct an apartment or nursing home that was guaranteed by GNMA, the Government National Mortgage Association. These bonds can be very complex and require us to utilize our extensive research capability, but they also offer a better yield than other government bonds. So, it's a combination of trying to get the right interest rates, allocating among sectors, and then specific research work - that's how we add value.


WHAT MAKES THE AMERICAN FUNDS DIFFERENT?

Each of our funds is built on a tradition spanning seven decades of investing. No matter which of the American Funds you may own, you can rest assured that your fund will follow these time-tested approaches to investing your money.

- A LONG-TERM, VALUE-ORIENTED APPROACH

We rely on our own intensive research to find well-managed companies with reasonably priced securities and solid, long-term potential. We offer relatively few funds, allowing us to focus on each fund's objectives and enabling you to benefit from economies of scale.

- AN UNPARALLELED GLOBAL RESEARCH EFFORT

We opened our first overseas office in 1962, well before most U.S. investment firms. Today, we operate one of the industry's most globally integrated research networks.

- THE MULTIPLE PORTFOLIO COUNSELOR SYSTEM

Every American Fund is managed by several portfolio counselors. Each takes responsibility for a portion of the fund's assets independently in accordance with the fund's objectives; in most cases, research analysts manage a portion as well. Over time, this method fosters consistency of results and continuity of management.

- EXPERIENCED INVESTMENT PROFESSIONALS

More than 75% of our portfolio counselors were in the investment business before the sharp stock market decline in October 1987. Long tenure and experience gained through varied market conditions mean we aren't "practicing" with your money.

- A COMMITMENT TO LOW OPERATING EXPENSES

Our operating expenses are among the lowest in the mutual fund industry, providing exceptional value for shareholders. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.


HERE ARE THE 29 AMERICAN FUNDS:

- GROWTH FUNDS
 AMCAP Fund(r)
 EuroPacific Growth Fund(r)
 The Growth Fund of America(r)
 The New Economy Fund(r)
 New Perspective Fund(r)
 New World Fund(sm)
 SMALLCAP World Fund(r)

- GROWTH-AND-INCOME FUNDS
 American Mutual Fund(r)
 Capital World Growth and Income Fund(sm)
 Fundamental Investors(sm)
 The Investment Company of America(r)
 Washington Mutual Investors Fund(sm)

- EQUITY-INCOME FUNDS
 Capital Income Builder(r)
 The Income Fund of America(r)

- BALANCED FUND
 American Balanced Fund(r)

- BOND FUNDS
 American High-Income Trust(sm)
 The Bond Fund of America(sm)
 Capital World Bond Fund(r)
 Intermediate Bond Fund of America(r)
 U.S. Government Securities Fund(sm)

- TAX-EXEMPT BOND FUNDS
 American High-Income Municipal Bond Fund(r)
 Limited Term Tax-Exempt Bond Fund of America(sm)
 The Tax-Exempt Bond Fund of America(r)
 The Tax-Exempt Fund of California(r)
 The Tax-Exempt Fund of Maryland(r)
 The Tax-Exempt Fund of Virginia(r)

- MONEY MARKET FUNDS
 The Cash Management Trust of America(r)
 The Tax-Exempt Money Fund of America(sm)
 The U.S.Treasury Money Fund of America(sm)

We also offer a full line of retirement plans and variable annuities. For more complete information about the funds, please obtain a prospectus from your financial adviser or from our website (www.americanfunds.com), or phone American Funds Service Company at 800/421-0180. Please read the prospectus carefully before you invest or send money.



U.S. Treasury Obligations                                           38%
Federal Agency Mortgage Pass-Throughs                               38%
Federal Agency Debentures                                           11%
Federal Agency Collateralized Mortgage Obligations                   5%
Cash & Equivalents                                                   8%


U.S. Government Securities Fund
Investment Portfolio, August 31, 2001

                                                                           Principal             Market  Percent
                                                                              Amount              Value   of Net
                                                                               (000)              (000)   Assets
U.S. Treasury Obligations  -  38.29%

 6.25% February 2002                                                       $  112,825        $  114,429
 Principal Strip 0% August 2004                                                18,412             16,259
 11.625% November 2004                                                          9,500             11,602
 7.50% February 2005                                                            4,980              5,508
 Principal Strip 0% May 2006                                                   35,720             28,964
 6.875% May 2006                                                               57,000             62,843
 3.375% January 2007 (1)                                                       26,120             26,454
 6.25% February 2007                                                           35,500             38,423
 6.625% May 2007                                                               21,500             23,694
 6.125% August 2007                                                             8,550              9,217
 10.375% November 2009                                                          1,750              2,064    38.29
 5.75% August 2010                                                             21,000             22,257
 Principal Strip 0% May 2011                                                   26,100             20,770
 10.375% November 2012                                                         31,000             40,160
 Principal Strip 0% August 2013                                                 6,160              3,267
 12.00% August 2013                                                            10,000             14,164
 8.875% August 2017                                                            50,750             69,622
 8.875% February 2019                                                          13,540             18,793
 7.875% February 2021                                                           6,250              8,047
 6.25% August 2023                                                              5,950              6,520
                                                                                                 543,057    38.29

Federal Agency Mortgage Pass-Throughs(2) -  37.99%

Fannie Mae:
 6.00% 2031                                                                     2,990              2,938
 6.50% 2016 - 2031                                                             26,974             27,228
 7.00% 2009 - 2031                                                             35,764             36,663
 7.50% 2030 - 2031                                                             16,042             16,533
 8.00% 2005 - 2023                                                              1,510              1,586
 8.304% 2002 (3)                                                                2,196              2,239     6.54
 8.50% 2007 - 2027                                                                968              1,031
 9.00% 2009                                                                       143                154
 9.50% 2011 - 2022                                                                611                661
 12.00% 2019                                                                    3,213              3,699

Freddie Mac:
 6.00% 2014                                                                     2,238              2,249
 7.00% 2008                                                                       413                429
 7.20% 2006                                                                    13,028             13,817
 8.00% 2012-2017                                                                2,693              2,794
 8.25% 2007                                                                       232                242
 8.50% 2009-2021                                                                3,016              3,216     2.96
 8.75% 2008                                                                       215                227
 11.00% 2016                                                                       19                 22
 12.00% 2015                                                                       48                 55
 Series 2289-NA, 11.94% 2020(3)                                                13,574             15,215
 Series 2289-NB, 10.916% 2022(3)                                                3,378              3,686

Government National Mortgage Assn.:
 5.50% 2013                                                                       839                830
 6.00% 2008-2031                                                               86,835             86,319
 6.50% 2014-2031                                                               91,252             92,399
 7.00% 2008-2031                                                               91,570             93,943
 7.50% 2009-2031                                                               61,234             63,410    28.49
 8.00% 2002-2030                                                               44,738             47,716
 8.50% 2020-2023                                                                1,682              1,768
 9.00% 2009-2021                                                                2,815              2,980
 9.50% 2009-2021                                                                  632                668
 10.00% 2019-2022                                                              12,627             14,096
                                                                                                 538,813    37.99

Federal Agency Debentures  -  10.77%

Fannie Mae:
 6.35% 2005                                                                     2,896              2,983
 5.25% 2006                                                                     4,500              4,550      .81
 6.25% 2029                                                                     3,900              3,938
Freddie Mac
 5.50% 2006                                                                     4,500              4,596      .32
Federal Home Loan Bank Bonds:
 5.125% 2003                                                                    6,315              6,448
 5.75% 2008                                                                     7,725              7,872     3.54
 5.80% 2008                                                                    35,075             35,892
United States Government Guaranteed Ship Financing
 Obligations, Rowan Companies, Inc. (Title XI)
 5.88% 2012                                                                    10,000             10,161      .72
Sallie-Mae
 4.75% 2004                                                                    10,000             10,103      .71
Small Business Administration:
 6.44% 2021 (2)                                                                13,250             13,552     1.25
 6.625% 2021 (2)                                                                4,000              4,124
Tennessee Valley Authority:
 Series G, 5.375% 2008                                                         48,670             48,480     3.42
                                                                                                 152,699    10.77

Federal Agency Collateralized Mortgage Obligations(2)
                                                                  -5.07%

Fannie Mae:
 Series 91-50, Class H, 7.75% 2006                                                857                891
 Series 1997-M5, Class C, ACES, 6.74% 2007                                      5,000              5,253
 Series 1998-M6, Class A2, ACES, 6.32% 2008                                     2,500              2,606
 Trust 35, Class 2, 12.00% 2018                                                   157                179
 Series 90-93, Class G, 5.50% 2020                                                854                853
 Series 1992-119, Class Z, 8.00% 2022                                           3,559              3,708     4.92
 Series 1994-4, Class ZA, 6.50% 2024                                            6,145              6,108
 Series 2001-4, Class NA, 11.673% 2025 (3)                                     22,414             24,703
 Series 1997-M6, Class ZA, 6.85% 2026                                          13,142             13,142
 Series 2001-20, Class C, 11.509% 2031 (3)                                      3,738              4,227
 Series 2001-20, Class E, 9.610% 2031                                             925                995
 Series 1999-T2, Class A1, 7.50% 2039                                           6,686              7,072

Freddie Mac:
 Series 83-A, Class 3, 11.875% 2013                                                74                 79
 Series 83-B, Class 3, 12.50% 2013                                                468                523
 Series 178, Class Z, 9.25% 2021                                                  744                786      .15
 Series 1567, Class A, 4.088% 2023(3)                                             856                786
                                                                                                  71,911     5.07

Collateralized Mortgage Obligations (Privately
 Originated)(4) -  0.11%

 Paine Webber CMO, Series O, Class 5, 9.50% 2019 (2)                            1,506              1,633      .11
                                                                                                   1,633      .11

Development Authorities  -  0.20%

 International Bank for Reconstruction and Development                          2,000              2,841      .20
 12.25% 2008
                                                                                                   2,841      .20


Total Bonds and Notes (cost: $1,272,474,000)                                                   1,310,954    92.43




Short-Term Securities

Federal Agency Discount Notes  -  9.35%

 Federal Home Loan Bank due 9/04/01                                            23,400             23,391     1.65
 Federal Home Loan Bank due 9/12/01                                            13,800             13,783      .97
 Federal Home Loan Bank due 10/05/01                                           36,150             36,029     2.54
 Federal Home Loan Bank due 10/26/01                                           26,250             26,111     1.84
 Federal Home Loan Bank due 10/31/01                                           33,500             33,307     2.35

Total Short-Term Securities (cost: $133,622,000)                                                 132,621     9.35


Total Investment Securities (cost: $1,405,096,000)                                             1,443,575   101.78
Excess of payables over cash and receivables                                                      25,286     1.78

Net Assets                                                                                    $1,418,289  100.00%

(1) Index-linked bond whose principal amount moves with a government retail price index.
(2) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturities are shorter than the stated maturities.
(3) Coupon rate may change periodically.
(4) Comprised of federal agency originated or guaranteed loans.



See Notes to Financial Statements

U.S. Government Securities Fund
Financial statements

Statement of assets and liabilities
at August 31, 2001                                           (dollars in    thousands)
Assets:
Investment securities at market
 (cost: $1,405,096)                                                         $1,443,575
Cash                                                                             1,669
Receivables for -
 Sales of investments                                            $18,687
 Sales of fund's shares                                            7,836
 Interest                                                         10,201
 Other                                                                 4        36,728
                                                                             1,481,972
Liabilities:
Payables for -
 Purchases of investments                                         55,494
 Repurchases of fund's shares                                      4,868
 Dividends on fund's shares                                        1,909
 Management services                                                 431
 Other expenses                                                      981        63,683
Net assets at August 31, 2001                                               $1,418,289

 Shares of beneficial interest issued and outstanding -
  unlimited shares authorized
 Class A shares:
  Net assets                                                                $1,357,114
  Shares outstanding                                                       101,720,875
  Net asset value per share                                                     $13.34
 Class B shares:
  Net assets                                                                   $40,253
  Shares outstanding                                                         3,017,119
  Net asset value per share                                                     $13.34
 Class C shares:
  Net assets                                                                   $14,874
  Shares outstanding                                                         1,114,860
  Net asset value per share                                                     $13.34
 Class F shares:
  Net assets                                                                    $6,048
  Shares outstanding                                                           453,346
  Net asset value per share                                                     $13.34




Statement of operations
for the year ended August 31, 2001                           (dollars in    thousands)
Investment income:
Income:
 Interest                                                                      $76,832

Expenses:
 Management services fee                                           4,610
 Distribution expenses - Class A                                   3,630
 Distribution expenses - Class B                                     163
 Distribution expenses - Class C                                      29
 Distribution expenses - Class F                                       5
 Transfer agent fee - Class A                                      1,431
 Transfer agent fee - Class B                                         19
 Administrative services fees - Class C                               12
 Administrative services fees - Class F                                6
 Reports to shareholders                                             118
 Registration statement and prospectus                               165
 Postage, stationery and supplies                                    196
 Trustees' fees                                                       22
 Auditing and legal fees                                              55
 Custodian fee                                                        24
 Taxes other than federal income tax                                  18
 Other expenses                                                       99        10,602
Net investment income                                                           66,230

Realized gain and unrealized
 appreciation on investments:
Net realized gain                                                               16,742
Net unrealized appreciation on investments                                      40,971
 Net realized gain and
  unrealized appreciation on investments                                        57,713
Net increase in net assets resulting
 from operations                                                              $123,943



Statement of changes in net assets                           (dollars in    thousands)

                                                              Year ended
                                                               August 31
                                                                     2001          2000
Operations:
Net investment income                                            $66,230       $72,102
Net realized gain(loss) on investments                            16,742       (34,097)
Net unrealized appreciation
 on investments                                                   40,971        38,351
 Net increase in net assets
  resulting from operations                                      123,943        76,356

Dividends paid to shareholders:
Dividends from net investment income:
 Class A                                                         (69,470)      (68,250)
 Class B                                                            (744)          (35)
 Class C                                                            (118)             -
 Class F                                                            (106)             -
  Total dividends                                                (70,438)      (68,285)

Capital share transactions:
Proceeds from shares sold                                        939,834       306,318
Proceeds from shares issued in reinvestment
 of net investment income dividends                               56,431        54,037
Cost of shares repurchased                                      (717,154)     (604,472)
 Net increase (decrease) in net assets resulting
  from capital share transactions                                279,111      (244,117)
Total increase (decrease) in net assets                          332,616      (236,046)

Net assets:
Beginning of year                                              1,085,673     1,321,719
End of year (including
 undistributed
 net investment income: $785 and $4,993,
 respectively)                                                $1,418,289    $1,085,673

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - The American Funds Income Series (the "trust") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company and has initially issued one series of shares, U.S. Government Securities Fund (the "fund"). The fund seeks high current income, consistent with prudent investment risk and preservation of capital, by investing primarily in obligations backed by the full faith and credit of the United States government.

The fund offers four classes of shares as described below:

 Class A shares are sold with an initial sales charge of up to 3.75%.

Class B shares are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") paid upon redemption. This charge declines from 5% to zero over a period of six years. Class B shares automatically convert to Class A shares after eight years.

Class C shares are sold without an initial sales charge but are subject to a CDSC of 1% for redemptions within one year of purchase. Class C shares automatically convert to Class F shares after ten years.

Class F shares, which are sold exclusively through fee-based programs, are sold without an initial sales charge or CDSC.

Holders of all classes of shares have equal pro rata rights to assets, dividends, liquidation and other rights. Each class has identical voting rights, except for exclusive rights to vote on matters affecting only its class. Each class of shares may have different distribution, administrative services and transfer agent fees and expenses. Differences in class-specific expenses will result in the payment of different per share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the fund's Board of Trustees.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or when-issued basis, the fund will instruct the custodian to segregate liquid assets sufficient to meet its payment obligations in these transactions. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends to shareholders are declared daily after the determination of the fund's net investment income and are paid to shareholders monthly.

Class allocations - Income, expenses (other than class-specific expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net asset values. Distribution expenses, administrative services fees, certain transfer agent fees and other applicable class-specific expenses are accrued daily and charged to the respective share class.

2. FEDERAL INCOME TAXATION

The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are based on net investment income and net realized gains determined on a tax basis and may differ from such amounts for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income is earned and the net gains are realized by the fund.

As of August 31, 2001, the cost of investment securities for book and federal income tax reporting purposes was $1,405,096,000. Net unrealized appreciation on investments aggregated $38,479,000; $39,521,000 related to appreciated securities and $1,042,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the year ended August 31, 2001. The fund had available at August 31, 2001, a net capital loss carryforward totaling $88,644,000 which may be used to offset capital gains realized during subsequent years through 2009 and thereby relieve the fund and its shareholders of any federal income tax liability with respect to the capital gains that are so offset. The fund will not make distributions from capital gains while a capital loss carryforward remains. In addition, the fund has recognized, for tax purposes, capital losses totaling $32,439,000 which were realized during the period November 1, 1999 through August 31, 2000.

3. FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $4,610,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company ("CRMC") with which certain officers and Trustees of the fund are affiliated.

The Investment Advisory and Service Agreement provides for monthly fees accrued daily, based on a series of rates beginning with 0.30% per annum of the first $60 million of daily net assets decreasing to 0.16% of such assets in excess of $3 billion. The agreement also provides for monthly fees, accrued daily, based on a series of rates beginning with 3.00% per annum of the first $3,333,333 of the fund's monthly gross investment income decreasing to 2.00% of such income in excess of $8,333,333. For the year ended August 31, 2001, the management services fee was equivalent to an annualized rate of 0.37% of average daily net assets.

DISTRIBUTION EXPENSES - The fund has adopted plans of distribution under which it may finance activities primarily intended to sell fund shares, provided the categories of expenses are approved in advance by the fund's Board of Trustees. The plans provide for annual expenses, based on average daily net assets, of up to 0.30% for Class A shares, 1.00% for Class B and Class C shares, and up to 0.50% for Class F shares.

All share classes may use up to 0.25% of these expenses to pay service fees, or to compensate American Funds Distributors, Inc.("AFD"), the principal underwriter of the fund's shares, for paying service fees to firms that have entered into agreements with AFD for providing certain shareholder services. The balance may be used for approved distribution expenses as follows:

CLASS A SHARES - Approved categories of expense include reimbursements to AFD for commissions paid to dealers and wholesalers in respect of certain shares sold without a sales charge. Those reimbursements are permitted for amounts billed to the fund within the prior 15 months but only to the extent that the overall 0.30% annual expense limit for Class A shares is not exceeded. For the year ended August 31, 2001, aggregate distribution expenses were limited to $3,630,000, or 0.30% of average daily net assets attributable to Class A shares. As of August 31, 2001, unreimbursed expenses which remain subject to reimbursement totaled $123,000.

CLASS B SHARES - In addition to service fees of 0.25%, approved categories of expense include fees of 0.75% per annum of average daily net assets attributable to Class B shares payable to AFD. AFD sells the rights to receive such payments (as well as any contingent deferred sales charges payable in respect of shares sold during the period) in order to finance the payment of dealer commissions. For the year ended August 31, 2001, aggregate distribution expenses were $163,000, or 1.00% of average daily net assets attributable to Class B shares.

CLASS C SHARES - In addition to service fees of 0.25%, the Board of Trustees has approved the payment of 0.75% per annum of average daily net assets attributable to Class C shares to AFD to compensate firms selling Class C shares of the fund. For the period ended August 31, 2001, aggregate distribution expenses were $29,000, or 1.00% of average daily net assets attributable to Class C shares.

CLASS F SHARES - The plan has an expense limit of 0.50%. However, the Board of Trustees has presently approved expenses under the plan of 0.25% per annum of average daily net assets attributable to Class F shares. For the period ended August 31, 2001, aggregate distribution expenses were $5,000, or 0.25% of average daily net assets attributable to Class F shares.

As of August 31, 2001, aggregate distribution expenses payable to AFD for all share classes were $680,000.

AFD received $796,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's Class A shares for the year ended August 31, 2001. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying Statement of Operations.

TRANSFER AGENT FEE - A fee of $1,450,000 was incurred during the year ended August 31, 2001, pursuant to an agreement with American Funds Service Company ("AFS"), the transfer agent for the fund. As of August 31, 2001, aggregate transfer agent fees payable to AFS for Class A and Class B shares were $123,000.

ADMINISTRATIVE SERVICES FEES - The fund has an administrative services agreement with CRMC for Class C and Class F shares. Pursuant to this agreement, CRMC provides transfer agency and other related shareholder services. CRMC may contract with third parties to perform these services. Under the agreement, the fund pays CRMC a fee equal to 0.15% per annum of average daily net assets of Class C and Class F shares, plus amounts payable for certain transfer agency services according to a specified schedule. For the period ended August 31, 2001, total fees under the agreement were $18,000. As of August 31, 2001, aggregate administrative services fees payable to CRMC for Class C and Class F shares were $5,000.

DEFERRED TRUSTEES' FEES - Since the adoption of the deferred compensation plan in 1993, Trustees who are unaffiliated with CRMC may elect to defer the receipt of part or all of their compensation. Deferred compensation amounts, which remain in the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. As of August 31, 2001, the cumulative amount of these liabilities was $57,000. Trustees' fees on the Statement of Operations include the current fees (either paid in cash or deferred) and the net increase or decrease in the value of deferred compensation.


AFFILIATED TRUSTEES AND OFFICERS - CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Officers of the fund and certain Trustees are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $1,164,794,000 and $946,107,000, respectively, during the year ended August 31, 2001.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. For the year ended August 31, 2001, the custodian fee of $24,000 was paid by these credits rather than in cash.

As of August 31, 2001, net assets consisted of the following:

                                                                   (dollars in thousands)
Capital paid in on shares of beneficial interest                                  $1,467,669
Undistributed net investment income                                                      785
Accumulated net realized loss                                                        (88,644)
Net unrealized appreciation                                                           38,479
Net assets                                                                        $1,418,289

Capital share transactions in the fund were as follows:
                                                         Year ended        August 31      Year ended        August 31
                                                                                 2001                             2000
                                                       Amount (000)           Shares    Amount (000)           Shares
Class A Shares:
  Sold                                                   $  829,729       63,186,536      $  302,736       24,095,858
  Reinvestment of dividends                                  55,696        4,253,851          54,013        4,303,427
  Repurchased                                              (663,616)     (50,580,820)       (603,875)     (48,180,501)
   Net increase (decrease) in Class A                       221,809       16,859,567        (247,126)     (19,781,216)
Class B Shares: (1)
  Sold                                                       42,424        3,223,912           3,582          284,619
  Reinvestment of dividends                                     585           44,440              24            1,925
  Repurchased                                                (6,444)        (490,526)           (597)         (47,251)
   Net increase in Class B                                   36,565        2,777,826           3,009          239,293
Class C Shares: (2)
  Sold                                                       21,524        1,630,672             -                -
  Reinvestment of dividends                                      85            6,396             -                -
  Repurchased                                                (6,888)        (522,208)            -                -
   Net increase in Class C                                   14,721        1,114,860             -                -
Class F Shares: (2)
  Sold                                                       46,157        3,497,479             -                -
  Reinvestment of dividends                                      65            4,943             -                -
  Repurchased                                               (40,206)      (3,049,076)            -                -
   Net increase in Class F                                    6,016          453,346             -                -
Total net increase (decrease) in fund                    $  279,111       21,205,599      $ (244,117)     (19,541,923)

(1) Class B shares were not offered
 before March 15, 2000.
(2) Class C and Class F shares were not
 offered before March 15, 2001.

Independent Auditors' Report

To the Board of Trustees and Shareholders of The American Funds Income Series - U.S. Government Securities Fund:

 We have audited the accompanying statement of assets and liabilities of The American Funds Income Series - U.S. Government Securities Fund (the "Fund"), including the investment portfolio, as of August 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended for Class A shares, and the period March 15, 2000, through August 31, 2000 and the year ended August 31, 2001 for Class B shares, and the period March 15, 2001 through August 31, 2001 for Class C and Class F shares. These financial statements and per-share data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

 We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of The American Funds Income Series - U.S. Government Securities Fund as of August 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended for Class A shares, and the period March 15, 2000 through August 31, 2000 and the year ended August 31, 2001 for Class B shares, and the period March 15, 2001 through August 31, 2001 for Class C and Class F shares, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Los Angeles, California

October 2, 2001


Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 51% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. Treasury obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE INFORMATION ABOVE IS REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2002 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2001 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.


SHARE RESULTS: CLASS B, CLASS C AND CLASS F (UNAUDITED)

Average annual compound returns for periods ended September 30, 2001 (the most recent calendar quarter):

CLASS B SHARES
                              ONE YEAR       LIFE OF CLASS*
Reflecting applicable
contingent deferred
sales charge (CDSC),
maximum of 5%, payable
only if shares are sold       6.21%            8.07%
Not reflecting CDSC          11.21%           10.53%

CLASS C AND CLASS F SHARES

Results for these shares are not shown because of the brief time between their introduction on March 15, 2001, and the end of the period.
*From March 15, 2000, when B shares first became available.


Per-share data and ratios

                                                                  Class A

                                                               Year ended    August 31,
                                                                      2001          2000     1999
Net asset value, beginning of year                                 $12.76        $12.63   $13.39

 Income from investment operations :
  Net investment income                                           .70 (1)       .77 (1)      .77
  Net gains (losses) on securities                                .63 (1)       .09 (1)     (.76)
 (both realized and unrealized)
   Total from investment operations                                  1.33           .86      .01

 Less distributions :
  Dividends (from net investment income)                             (.75)         (.73)    (.77)

Net asset value, end of year                                       $13.34        $12.76   $12.63
Total return (2)                                                    10.76%         7.04%   (.01)%
Ratios/supplemental data:
 Net assets, end of year (in millions)                             $1,357        $1,083   $1,322
 Ratio of expenses to average net assets                              .85%          .85%     .80%
 Ratio of net income to average net assets                           5.37%         6.13%    5.80%

                                                                 1998          1997
Net asset value, beginning of year                                 $13.03        $12.78

 Income from investment operations :
  Net investment income                                               .83           .88
  Net gains (losses) on securities                                    .40           .25
 (both realized and unrealized)
   Total from investment operations                                  1.23          1.13

 Less distributions :
  Dividends (from net investment income)                             (.87)         (.88)

Net asset value, end of year                                       $13.39        $13.03
Total return (2)                                                     9.70%         9.08%
Ratios/supplemental data:
 Net assets, end of year (in millions)                             $1,210        $1,106
 Ratio of expenses to average net assets                              .79%          .80%
 Ratio of net income to average net assets                           6.24%         6.74%

                                                                  Class B

                                                               Year ended   March 15 to
                                                              August 31,     August 31,
                                                                     2001      2000 (3)
Net asset value, beginning of period                               $12.76        $12.49

 Income from investment operations :
  Net investment income (1)                                           .61           .50
  Net gains on securities (both                                       .63           .07
 realized and unrealized) (1)
   Total from investment operations                                  1.24           .57

 Less distributions :
  Dividends (from net investment income)                             (.66)         (.30)

Net asset value, end of period                                     $13.34        $12.76
Total return (2)                                                    10.00%         4.43%
Ratios/supplemental data:
 Net assets, end of period (in millions)                              $40            $3
 Ratio of expenses to average net assets                             1.51%          .71%
 Ratio of net income to average net assets                           4.47%         2.44%

                                                                  Class C    Class F

                                                              March 15 to  March 15 to
                                                               August 31,   August 31,
                                                                 2001 (3)    2001 (3)
Net asset value, beginning of period                               $13.31        $13.31

 Income from investment operations :
  Net investment income (1)                                           .25           .29
  Net gains on securities (both                                       .04           .04
 realized and unrealized) (1)
   Total from investment operations                                   .29           .33

 Less distributions :
  Dividends (from net investment income)                             (.26)         (.30)

Net asset value, end of period                                     $13.34        $13.34
Total return (2)                                                     2.08%         2.39%
Ratios/supplemental data:
 Net assets, end of period (in millions)                              $15            $6
 Ratio of expenses to average net assets                              .81%          .40%
 Ratio of net income to average net assets                           1.97%         2.35%

Supplemental data - all classes


                                                               Year ended    August 31,
                                                                      2001          2000     1999
Portfolio turnover rate                                             44.13%        63.18%   81.10%

                                                                 1998          1997
Portfolio turnover rate                                             81.99%        28.16%


1) Based on average shares outstanding.
2) Total returns exclude all sales charges, including contingent deferred sales charges.
3) Based on operations for the period shown and, accordingly, not representative of a full year (unless otherwise noted).

U.S. GOVERNMENT SECURITIES FUND


BOARD OF TRUSTEES

AMBASSADOR RICHARD G. CAPEN, JR.
Rancho Santa Fe, California
Corporate director and author; former U.S. Ambassador to Spain; former Vice Chairman, Knight-Ridder, Inc.;
former Chairman and Publisher, The Miami Herald

H. FREDERICK CHRISTIE
Rolling Hills Estates, California
Private investor; former President and Chief Executive
Officer, The Mission Group; former President,
Southern California Edison Company

DIANE C. CREEL, Long Beach, California
President and Chief Executive Officer,
The Earth Technology Corporation
(international consulting engineering)

MARTIN FENTON, San Diego, California
Managing Director, Senior Resource Group LLC
(development and management of senior
living communities)

LEONARD R. FULLER, Marina del Rey, California
President, Fuller Consulting (financial management consulting firm)

ABNER D. GOLDSTINE, Los Angeles, California
Vice Chairman of the Board of the fund
Senior Vice President and Director,
Capital Research and Management Company

PAUL G. HAAGA, JR., Los Angeles, California
Chairman of the Board of the fund
Executive Vice President and Director,
Capital Research and Management Company

RICHARD G. NEWMAN, Los Angeles, California
Chairman of the Board and Chief Executive Officer,
AECOM Technology Corporation (architectural engineering)

FRANK M. SANCHEZ, Los Angeles, California
Chairman of the Board and Chief Executive Officer,
The Sanchez Family Corporation dba McDonald's
Restaurants (McDonald's licensee)

JOHN H. SMET, Los Angeles, California
President of the fund
Senior Vice President, Capital Research
and Management Company


OTHER OFFICERS

MICHAEL J. DOWNER, Los Angeles, California
Vice President of the fund
Senior Vice President - Fund Business Management
Group, Capital Research and Management Company

JULIE F. WILLIAMS, Los Angeles, California
Secretary of the fund
Vice President - Fund Business Management Group,
Capital Research and Management Company

ANTHONY W. HYNES, JR., Brea, California
Treasurer of the fund
Vice President - Fund Business Management Group,
Capital Research and Management Company

KIMBERLY S. VERDICK, Los Angeles, California
Assistant Secretary of the fund
Assistant Vice President - Fund Business Management
Group, Capital Research and Management Company

SUSI M. SILVERMAN, Brea, California
Assistant Treasurer of the fund
Vice President - Fund Business Management Group,
Capital Research and Management Company

OFFICES

OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER,
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1443
135 South State College Boulevard
Brea, CA 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)
P.O. Box 25054
Santa Ana, CA 92799-5065
P.O. Box 659522
San Antonio, TX 78265-9522
P.O. Box 6007
Indianapolis, IN 46206-6007
P.O. Box 2280
Norfolk, VA 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
270 Park Avenue
New York, NY 10017-2070

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, CA 90071-2371

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two California Plaza
350 South Grand Avenue
Los Angeles, CA 90071-3462

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1462

THERE ARE SEVERAL WAYS TO INVEST IN U.S. GOVERNMENT SECURITIES FUND. CLASS A SHARES ARE SUBJECT TO A 3.75% MAXIMUM UP-FRONT SALES CHARGE THAT DECLINES FOR ACCOUNTS OF $100,000 OR MORE. OTHER SHARE CLASSES, WHICH ARE GENERALLY NOT AVAILABLE FOR CERTAIN EMPLOYER-SPONSORED RETIREMENT PLANS HAVE NO UP-FRONT SALES CHARGES BUT ARE SUBJECT TO ADDITIONAL ANNUAL EXPENSES AND FEES. ANNUAL EXPENSES FOR CLASS B SHARES WERE 0.67% HIGHER THAN FOR CLASS A SHARES; CLASS B SHARES CONVERT TO CLASS A SHARES AFTER EIGHT YEARS OF OWNERSHIP. IF REDEEMED WITHIN SIX YEARS, CLASS B SHARES MAY ALSO BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE (CDSC) OF UP TO 5% THAT DECLINES OVER TIME. CLASS C SHARES ARE SUBJECT TO ANNUAL EXPENSES ABOUT 0.82% HIGHER THAN THOSE FOR CLASS A SHARES AND A 1% CDSC IF REDEEMED WITHIN THE FIRST YEAR AFTER PURCHASE. CLASS C SHARES CONVERT TO CLASS F SHARES AFTER 10 YEARS. CLASS F SHARES, WHICH ARE AVAILABLE ONLY THROUGH CERTAIN FEE-BASED PROGRAMS OFFERED BY BROKER-DEALER FIRMS AND REGISTERED INVESTMENT ADVISERS, HAVE HIGHER EXPENSES (ABOUT 0.06% A YEAR) THAN DO CLASS A SHARES, AND AN ANNUAL ASSET-BASED FEE CHARGED BY THE SPONSORING FIRM. BECAUSE EXPENSES ARE FIRST DEDUCTED FROM INCOME, DIVIDENDS FOR EACH SHARE CLASS WILL VARY.

For information about your account or any of the fund's services, or for a prospectus for any of the American Funds, please contact your financial adviser. You may also call American Funds Service Company, toll-free, at 800/421-0180, or visit us at americanfunds.com on the World Wide Web. Please read the prospectus carefully before you invest or send money.

This report is for the information of shareholders of U.S. Government Securities Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2001, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

Printed on recycled paper
Litho in USA DD/GRS/5238
Lit. No. GVT-011-1001